UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2011

SOLAR POWER, INC.

(Exact name of registrant as specified in its charter)

California	0-50142	20-4956638
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2240 Douglas Blvd, Suite 200

Roseville, California 95661-3875

(Address and telephone number of principal executive offices) (Zip Code)

(916) 771-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2.	Financial Information

Item 2.02	Results of Operations and Financial Condition

On November 10, 2011, Solar Power, Inc. issued a press release announcing its results of operations and financial condition for the three and nine months ended September 30, 2011. The full text of the press release is set forth in Exhibit 99.1 attached to this report.

Section 9.	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Exhibit Description

99.1	Press release dated November 10, 2011

(Signature Page Immediately Follows)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR POWER, INC
a California Corporation

Dated: November 10, 2011	/s/ Alan M. Lefko
Alan M. Lefko,
Vice President Finance